Exhibit 99.1

Turning Point Brands Announces Fourth Quarter and Full Year 2025 Results

●	Q4 2025 Modern Oral Net Sales increased 266% to $41.3 million, accounting for 34% of total company net sales, up from 12% in Q4 2024.
●	Q4 2025 adjusted EBITDA increased 14% from Q4 2024 to $30.0 million.
●	FY 2026 guidance: Modern Oral Gross Revenue of $220-$240 million and Net Revenue of $180-$190 million.

LOUISVILLE, KY – March 2, 2026 – Turning Point Brands, Inc. (“TPB” or “the Company”) (NYSE: TPB), a manufacturer, marketer and distributor of branded consumer products, including alternative smoking accessories and consumables with active ingredients, today announced financial results for the fourth quarter and full year ended December 31, 2025.

Q4 2025 vs. Q4 2024

●	Total Consolidated Net Sales increased 29.2% to $121.0 million
o	Stoker's segment Net Sales increased 69.5%
o	Zig-Zag segment Net Sales decreased 12.8%
●	Gross Profit increased 29.1% to $67.7 million
●	Net Income increased 239.8% to $8.2 million
●	Adjusted EBITDA increased 14.4% to $30.0 million (see Schedule A for a reconciliation to net income)
●	Diluted EPS of $0.42 and Adjusted Diluted EPS of $0.95 compared to $0.13 and $0.98 respectively, in the same period one year ago (see Schedule B for a reconciliation to Diluted EPS)

FY 2025 vs. FY 2024

●	Total Consolidated Net Sales increased 28.4% to $463.1 million
o	Stoker’s segment Net Sales increased 69.1%
o	Zig-Zag segment Net Sales decreased 7.2%
●	Gross Profit increased 31.1% to $264.3 million
●	Net Income increased 46.1% to $58.2 million
●	Adjusted EBITDA increased 14.4% to $119.5 million (see Schedule A for a reconciliation to net income)
●	Diluted EPS of $3.11 and Adjusted Diluted EPS of $3.96 compared to $2.14 and $3.49, respectively, in the same period one year ago (see Schedule B for a reconciliation to Diluted EPS)

Graham Purdy, President and CEO, commented, “We are excited by the growth of the modern oral category and the strong performance of our FRE and ALP brands. We are well positioned to achieve double-digit share of the category over time, while  our legacy brands continue to generate durable cash flows that provide strong funding for investment in future growth.”

Stoker’s Products Segment (67% of total net sales in the quarter)

For the fourth quarter, Stoker’s segment net sales increased 69.5% from the prior year to $81.0 million, driven by triple-digit growth in Modern Oral sales and single-digit growth in legacy Stoker’s products.

For the quarter, Stoker’s segment gross profit increased 66.2% from the prior year to $45.8 million. Gross margin decreased 115 basis points from the prior year to 56.6% driven primarily by mix.

For the full year, Stoker’s segment net sales increased 69.1% to $284.6 million, driven by triple-digit growth in Modern Oral sales and high-single-digit growth in legacy Stoker’s products.

For the full year, Stoker’s segment gross profit increased 77.3% to $168.4 million. Gross margin increased 275 basis points to 59.2%.

Zig-Zag Products Segment (33% of total net sales in the quarter)

Zig-Zag performance for the fourth quarter and the year was in-line with our expectations given the planned wind-down of the Clipper business and allocation of sales and marketing resources to white pouch.

For the fourth quarter, Zig-Zag segment net sales decreased 12.8% from the prior year to $40.0 million driven by declines in US sales partially offset by growth in Canadian sales.

For the quarter, Zig-Zag segment gross profit decreased 12.1% from the prior year to $21.8 million. Gross margin increased 40 basis points from the prior year to 54.6%.

For the full year, Zig-Zag segment net sales decreased 7.2% from the prior year to $178.5 million driven by low-double-digit declines in US sales, partially offset by low-double-digit growth in Canada sales.

For the full year, Zig-Zag segment gross profit decreased 10.0% from the prior year to $95.9 million. Gross margin declined 170 basis points from the prior year to 53.7%.

Performance Measures in the Fourth Quarter

Investment in the fourth quarter focused on sales and marketing efforts to support distribution and brand building. In the fourth quarter consolidated selling, general and administrative (“SG&A”) expenses increased 38.2% from the prior year and 7.2% sequentially to $47.7 million, inclusive of Modern Oral-related sales and marketing investments and increased outbound freight costs.

Fourth quarter SG&A included the following notable items:

●	$1.1 million of FDA PMTA-related expenses to support the compliance roadmap for Modern Oral growth, compared to $0.5 million in the prior year period; and
●	$0.4 million of transaction-related costs compared to $1.1 million in the prior year period

As of December 31, 2025 , ending cash was $222.8 million and net debt was $77.2 million. The Company ended the quarter with total liquidity of $290.1 million, comprised of $222.8 million in cash and $68.1 million of asset backed revolving credit facility capacity.

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

2026 Outlook

Management currently expects full year 2026 Modern Oral Gross Revenue of $220-$240 million and Net Revenue of $180-$190 million. We currently expect Q1 2026 adjusted EBITDA of $24-$27 million, inclusive of investment in Modern Oral sales, marketing, and trade promotions.

Earnings Conference Call

As previously disclosed, a conference call with the investment community to review TPB’s financial results has been scheduled for 9:00 a.m. Eastern on Monday, March 2, 2026. Investment community participants should dial in 10 minutes ahead of time using the toll-free number (800) 715-9871 (international participants should call (646) 307-1963) and follow the audio prompts after typing in the event ID: 6640134. A live listen-only webcast of the call will be available on the Events and Presentations section of the investor relations portion of the Company website (www.turningpointbrands.com). A replay of the webcast will be available on the site two hours following the call.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release includes certain non-GAAP financial measures including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS and Adjusted Operating Income (Loss). A reconciliation of these non-GAAP financial measures accompanies this release.

About Turning Point Brands, Inc.

Turning Point Brands, Inc. (NYSE: TPB) is a manufacturer, marketer and distributor of branded consumer products including alternative smoking accessories and consumables with active ingredients through its iconic brand portfolio, including Zig-Zag®, Stoker’s®, FRE®, and ALP®. TPB’s products are available in more than 220,000 retail outlets in North America and on sites such as www.zigzag.com, www.frepouch.com, and www.alppouch.com. For the latest news and information about TPB and its brands, please visit www.turningpointbrands.com.

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intend," "plan" and "will" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, these statements are not guarantees of future performance and actual events may differ materially from those expressed in or suggested by the forward-looking statements. Any forward-looking statement made by TPB in this press release, its reports filed with the Securities and Exchange Commission (the “SEC”) and other public statements made from time-to-time speak only as of the date made. New risks and uncertainties come up from time to time, and it is impossible for TPB to predict or identify all such events or how they may affect it. TPB has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. Factors that could cause these differences include, but are not limited to, those included in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by the Company with the SEC. These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

This press release contains TPB’s preliminary determinations and current expectations, and such information is inherently uncertain. The preliminary estimates provided herein have been prepared by, and are the responsibility of, management and are subject to completion of TPB's customary quarter-end closing and review procedures and third-party review. As a result, TPB's reported information in its Annual Report on Form 10-K for the year ended December 31, 2025 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding TPB's financial condition and results of operations for the year ending December 31, 2025 that may be important to readers. As a result, readers are cautioned not to place undue reliance on the information furnished in this press release and should view this information in the context of TPB's full year 2025 results when such results are disclosed by TPB in its Annual Report on Form 10-K for the year ended December 31, 2025.

Investor Contacts

Turning Point Brands, Inc.

ir@tpbi.com

Financial Statements Follow on Subsequent Pages

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Turning Point Brands, Inc.
Consolidated Statements of Income
(dollars in thousands except share data)
(unaudited)

	For the year ended December 31,
	2025	2024
Net sales	$463,062	$360,660
Cost of sales	198,748	159,095
Gross profit	264,314	201,565
Selling, general, and administrative expenses	168,987	122,407
Other operating income	-	(1,674)
Operating income	95,327	80,832
Other income	(6,616)	-
Interest expense, net	17,466	13,983
(Income) losses from equity method investment	(1,060)	1,968
Investment loss	1,159	(75)
Gain on extinguishment of debt	1,235	-
Income from continuing operations before income taxes	83,143	64,956
Income tax expense	14,991	16,929
Income from continuing operations	68,152	48,027
Loss from discontinued operations, net of tax	-	(7,517)
Consolidated net income	68,152	40,510
Net income (loss) attributable to non-controlling interest	9,987	701
Net income attributable to Turning Point Brands, Inc.	$58,165	$39,809

Basic income (loss) per common share:
Continuing operations	$3.18	$2.67
Discontinued operations	-	(0.43)
Basic earnings per share	$3.18	$2.24
Diluted income (loss) per common share:
Continuing operations	$3.11	$2.53
Discontinued operations	-	(0.39)
Diluted earnings per share	$3.11	$2.14
Weighted average common shares outstanding:
Basic	18,314,047	17,734,239
Diluted	18,730,635	19,362,806

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Turning Point Brands, Inc.
Consolidated Statements of Income
(dollars in thousands except share data)
(unaudited)

	Three Months Ended December 31,
	2025	2024
Net sales	$121,013	$93,667
Cost of sales	53,359	41,249
Gross profit	67,654	52,418
Selling, general, and administrative expenses	47,728	34,533
Other operating income	-	-
Operating income	19,926	17,885
Other income	(1,675)	-
Interest expense, net	4,382	3,631
(Income) losses from equity method investment	3,487	-
Investment loss	(146)	(224)
Gain on extinguishment of debt	-	-
Income from continuing operations before income taxes	13,878	14,478
Income tax expense	2,235	4,118
Income from continuing operations	11,643	10,360
Loss from discontinued operations, net of tax	-	(7,309)
Consolidated net income	11,643	3,051
Net income (loss) attributable to non-controlling interest	3,434	635
Net income attributable to Turning Point Brands, Inc.	$8,209	$2,416

Basic income (loss) per common share:
Continuing operations	$0.43	$0.55
Discontinued operations	-	(0.41)
Basic earnings per share	$0.43	$0.14
Diluted income (loss) per common share:
Continuing operations	$0.42	$0.53
Discontinued operations	-	(0.40)
Diluted earnings per share	$0.42	$0.13
Weighted average common shares outstanding:
Basic	19,089,275	17,708,460
Diluted	19,536,807	18,251,876

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Turning Point Brands, Inc.
Consolidated Balance Sheets
(dollars in thousands except share data)
(unaudited)

	December 31,
ASSETS	2025	2024
Current assets:
Cash	$222,760	$46,158
Accounts receivable, net of allowances of $206 in 2025 and $66 in 2024	25,726	9,624
Inventories, net	107,989	96,253
Current assets held for sale	-	11,470
Other current assets	60,675	34,700
Total current assets	417,150	198,205
Property, plant, and equipment, net	36,247	26,337
Deferred tax assets	-	995
Right of use assets	14,480	11,610
Deferred financing costs, net	1,180	1,823
Goodwill	136,097	135,932
Other intangible assets, net	64,042	65,254
Master Settlement Agreement (MSA) escrow deposits	29,887	28,676
Noncurrent assets held for sale	-	3,859
Other assets	64,667	20,662
Total assets	$763,750	$493,353

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,420	$11,675
Accrued liabilities	54,587	31,096
Current portion of long-term debt	-	-
Current liabilities held for sale	-	2,049
Total current liabilities	75,007	44,820
Deferred income tax liability	8,289	-
Notes payable and long-term debt	293,625	248,604
Other long-term liabilities	4,138	-
Lease liabilities	10,708	9,549
Total liabilities	391,767	302,973

Stockholders’ equity:
Preferred stock; $0.01 par value; authorized shares 40,000,000; issued and outstanding shares -0-	-	-
Common stock, voting, $0.01 par value; authorized shares, 190,000,000; 20,589,527 issued shares, 19,132,384 outstanding shares at December 31, 2025, and 20,200,886 issued shares, 17,729,481 outstanding shares at December 31, 2024	216	202
Common stock, nonvoting, $0.01 par value; authorized shares, 10,000,000; issued and outstanding shares -0-	-	-
Additional paid-in capital	203,627	126,662
Cost of repurchased common stock (1,457,143 and 2,471,405 shares at December 31, 2025 and 2024)	(47,637)	(83,144)
Accumulated other comprehensive loss	(1,563)	(2,903)
Accumulated earnings	199,661	147,164
Non-controlling interest	17,679	2,399
Total stockholders’ equity	371,983	190,380
Total liabilities and stockholders’ equity	$763,750	$493,353

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Turning Point Brands, Inc.
Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	For the year ended December 31,
	2025	2024
Cash flows from operating activities:
Consolidated net income	$68,152	$40,510
Loss from discontinued operations, net of tax	-	7,517
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on extinguishment of debt	1,235	-
Loss on sale of property, plant, and equipment	106	75
Loss (gain) from equity method investments	1,159	(75)
(Gain) loss on investments	(484)	2,797
Depreciation and other amortization expense	6,177	4,439
Amortization of other intangible assets	1,239	1,223
Amortization of deferred financing costs	1,714	2,430
Deferred income tax expense	8,931	519
Stock compensation expense	6,974	7,243
Noncash lease income	(1,797)	(622)
Gain on MSA investments	-	(14)
Changes in operating assets and liabilities:
Accounts receivable	(16,114)	185
Inventories	(11,584)	(4,770)
Other current assets	(25,413)	(1,421)
Other assets	(4,835)	(1,767)
Accounts payable	8,603	3,689
Accrued liabilities and other	13,311	(1,000)
Operating cash flows from continuing operations	57,374	60,958
Operating cash flows from discontinued operations	-	6,104
Net cash provided by operating activities	$57,374	$67,062

Cash flows from investing activities:
Capital expenditures	$(13,529)	$(4,623)
Purchases of investments	(13,755)	(10,857)
Proceeds from sale of investments	6,363	5,420
Purchase of options agreement	(8,000)	-
Purchases of non-marketable equity investments	(2,783)	(500)
Proceeds on sale of property, plant and equipment	-	5
MSA escrow deposits, net	33	46
Investing cash flows from continuing operations	(31,671)	(10,509)
Investing cash flows from discontinued operations	-	-
Net cash used in investing activities	$(31,671)	$(10,509)

Cash flows from financing activities:
Convertible Senior Notes repurchased	$-	$(118,541)
Payment of 2026 Senior Notes	(250,000)	-
Proceeds from 2036 Notes	300,000	-
At the market offering proceeds	97,499	-
Interchange subscription agreement	11,000	-
Payment of dividends	(5,519)	(4,905)
Payments of financing costs	(7,285)	(133)
Exercise of options	7,561	2,807
Redemption of options	(33)	(335)
Redemption of restricted stock units	(2,324)	(914)
Issuance of restricted stock units	1	-
Redemption of performance based restricted stock units	(2,626)	(1,212)
Common stock repurchased	-	(5,051)
Financing cash flows from continuing operations	148,274	(128,284)
Financing cash flows from discontinued operations	-	-
Net cash used in financing activities	$148,274	$(128,284)

Net (decrease) increase in cash	$173,977	$(71,731)
Effect of foreign currency translation on cash	$(205)	$(182)

Cash, beginning of period:
Unrestricted	$48,941	$117,886
Restricted	1,961	4,929
Total cash at beginning of period	$50,902	$122,815

Cash, end of period:
Unrestricted	$222,760	$48,941
Restricted	1,914	1,961
Total cash at end of period	$224,674	$50,902

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Non-GAAP Financial Measures

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, we use non-U.S. GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted Operating Income (Loss). We believe Adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted Operating Income (Loss) are used by management to compare our performance to that of prior periods for trend analyses and planning purposes and are presented to our board of directors. We believe that EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted Operating Income (Loss) are appropriate measures of operating performance because they eliminate the impact of expenses that do not relate to business performance.

We define “EBITDA” as net income before interest expense, gain (loss) on extinguishment of debt, income tax expense, depreciation, amortization. We define “Adjusted EBITDA” as net income before interest expense, gain (loss) on extinguishment of debt, income tax expense, depreciation, amortization, other non-cash items and other items that we do not consider ordinary course in our evaluation of ongoing operating performance. We define “Adjusted Net Income” as net income excluding items that we do not consider ordinary course in our evaluation of ongoing operating performance. We define “Adjusted Diluted EPS” as diluted earnings per share excluding items that we do not consider ordinary course in our evaluation of ongoing operating performance. We define “Adjusted Operating Income (Loss)” as operating income (loss) excluding other non-cash items and other items that we do not consider ordinary course in our evaluation of ongoing operating performance.

Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. EBITDA, Adjusted Net Income, Adjusted EBITDA, Adjusted Diluted EPS, and Adjusted Operating Income (Loss) exclude significant expenses that are required by U.S. GAAP to be recorded in our financial statements and is subject to inherent limitations. In addition, other companies in our industry may calculate this non-U.S. GAAP measure differently than we do or may not calculate it at all, limiting its usefulness as a comparative measure.

In accordance with SEC rules, we have provided, in the supplemental information attached, a reconciliation of the non-GAAP measures to the next directly comparable GAAP measures.

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Schedule A

Turning Point Brands, Inc.
Reconciliation of GAAP Net Income to Adjusted EBITDA
(dollars in thousands)
(unaudited)

	For the Year Ended
	December 31,
	2025	2024
Consolidated net income	$58,165	$39,809
Loss from discontinued operations, net of tax	-	7,517
Add:
Interest expense, net	17,767	13,983
Gain on extinguishment of debt	1,235	-
Income tax expense	15,456	16,929
Depreciation expense	3,298	3,329
Amortization expense	4,225	2,333
EBITDA	$100,146	$83,900
Components of Adjusted EBITDA
Corporate restructuring (a)	1,260	4,634
ERP/CRM (b)	211	993
Stock based compensation (c)	6,974	7,243
Transactional expenses and strategic initiatives(d)	2,004	2,107
Non-recurring freight (e)	837	-
Non-recurring legal (f)	941	-
FDA PMTA (g)	4,816	3,592
Mark-to-market loss on Canadian inter-company note (h)	(513)	942
Non-cash asset impairment (i)	6,738	2,722
Gain on investment (j)	(1,392)	-
ERC refund (k)	(5,451)	-
Honorarium (l)	318	-
Manufacturing start-up costs (m)	642	-
Tariff adjustment (n)	1,991	-
FET refund (o)	-	(1,674)
Adjusted EBITDA	$119,522	$104,459

(a)	Represents costs associated with corporate restructuring, including severance and early retirement.
(b)	Represents cost associated with scoping and mobilization of new ERP and CRM systems and cost of duplicative ERP licenses.
(c)	Represents non-cash stock options, restricted stock, PSRUs, etc.
(d)	Represents the fees incurred for transaction expenses.
(e)	Represents elevated non-recurring outbound freight costs due to ERP transition.
(f)	Represents legal expenses incurred in connection with litigation related to an insurance claim.
(g)	Represents costs associated with applications related to FDA premarket tobacco production application ("PMTA").The PMTA regime requires the Company to submit an application to the FDA to receive marketing authorization to continue to sell certain of its product lines with continued sales permitted during the pendency of the applications. The application is a onetime resource-intensive process for each covered product line; however, due to the nature of the implementation process for those product lines already in the market, applications can take multiple years to complete rather than the typical one-time submission. The Company currently has only two product lines currently subject to the PMTA process, having utilized other regulatory pathway options available for our other product lines. The Company does not expect to submit additional PMTA applications for any new product lines after the submission for the pending two are complete.
(h)	Represents a mark-to-market loss attributable to foreign exchange fluctuation.
(i)	Represents impairment of goodwill, intangible and investment assets.
(j)	Represents gain on investments.
(k)	Represents an employee retention credit refund received which is included in other (income) expense, net.
(l)	Represents an honorarium gift included in other (income) expense, net.
(m)	Represents non-recurring expenses incurred during the start-up of manufacturing lines.
(n)	Represents adjustment to costs of goods sold to reflect prevailing tariff rates.
(o)	Represents a federal excise tax refund included in other operating income.

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Schedule A

Turning Point Brands, Inc.
Reconciliation of GAAP Net Income to Adjusted EBITDA
(dollars in thousands)
(unaudited)

	Three Months Ended
	December 31,
	2025	2024
Consolidated net income	$8,209	$2,416
Loss from discontinued operations, net of tax	-	7,309
Add:
Interest expense, net	4,574	3,631
Gain on extinguishment of debt	-	-
Income tax expense	2,478	4,118
Depreciation expense	814	831
Amortization expense	1,222	736
EBITDA	$17,297	$19,041
Components of Adjusted EBITDA
Corporate restructuring (a)	1,027	2,904
ERP/CRM (b)	-	212
Stock based compensation (c)	1,798	1,523
Transactional expenses and strategic initiatives(d)	438	1,107
Non-recurring freight (e)	-	-
Non-recurring legal (f)	-	-
FDA PMTA (g)	1,092	512
Mark-to-market loss on Canadian inter-company note (h)	(153)	942
Non-cash asset impairment (i)	5,830	-
Gain on investment (j)	-	-
ERC refund (k)	-	-
Honorarium (l)	63	-
Manufacturing start-up costs (m)	642	-
Tariff adjustment (n)	1,991	-
FET refund (o)	-	-
Adjusted EBITDA	$30,025	$26,241

(a)	Represents costs associated with corporate restructuring, including severance and early retirement.
(b)	Represents cost associated with scoping and mobilization of new ERP and CRM systems and cost of duplicative ERP licenses.
(c)	Represents non-cash stock options, restricted stock, PSRUs, etc.
(d)	Represents the fees incurred for transaction expenses.
(e)	Represents elevated non-recurring outbound freight costs due to ERP transition.
(f)	Represents legal expenses incurred in connection with litigation related to an insurance claim.
(g)	Represents costs associated with applications related to FDA premarket tobacco production application ("PMTA").The PMTA regime requires the Company to submit an application to the FDA to receive marketing authorization to continue to sell certain of its product lines with continued sales permitted during the pendency of the applications. The application is a onetime resource-intensive process for each covered product line; however, due to the nature of the implementation process for those product lines already in the market, applications can take multiple years to complete rather than the typical one-time submission. The Company currently has only two product lines currently subject to the PMTA process, having utilized other regulatory pathway options available for our other product lines. The Company does not expect to submit additional PMTA applications for any new product lines after the submission for the pending two are complete.
(h)	Represents a mark-to-market loss attributable to foreign exchange fluctuation.
(i)	Represents impairment of goodwill, intangible and investment assets.
(j)	Represents gain on investments.
(k)	Represents an employee retention credit refund received which is included in other (income) expense, net.
(l)	Represents an honorarium gift included in other (income) expense, net.
(m)	Represents non-recurring expenses incurred during the start-up of manufacturing lines.
(n)	Represents adjustment to costs of goods sold to reflect prevailing tariff rates.
(o)	Represents a federal excise tax refund included in other operating income.

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Schedule B

Turning Point Brands
Reconciliation of GAAP Net Income to Adjusted Net Income and Diluted EPS to Adjusted Diluted EPS
(dollars in thousands except share data)
(unaudited)

	For the Year Ended						For the Year Ended
	December 31, 2025						December 31, 2024
	Income from continuing operations before income taxes	Income tax expense (r)	Loss from discontinued operations, net of tax (s)	Net loss attributable to non-controlling interest	Adjusted Net Income	Adjusted Diluted EPS	Income from continuing operations before income taxes	Income tax expense (r)	Loss from discontinued operations, net of tax (s)	Net loss attributable to non-controlling interest	Net Income	Diluted EPS
GAAP Net Income and Diluted EPS	$83,143	$14,991	$-	$9,987	$58,165	$3.11	$64,956	$16,929	$7,517	$701	$39,809	$2.14

Corporate restructuring (a)	1,260	227	-	-	1,033	0.06	4,634	1,208	-	-	3,426	0.18
ERP/CRM (b)	211	38	-	-	173	0.01	993	259	-	-	734	0.04
Stock based compensation (c)	6,974	1,257	-	-	5,717	0.31	7,243	1,888	-	-	5,355	0.28
Transactional expenses and strategic initiatives(d)	2,004	361	-	-	1,643	0.09	2,107	549	-	-	1,558	0.08
Non-recurring freight (e)	837	151	-	-	686	0.04	-	-	-	-	-	-
Non-recurring legal (f)	941	170	-	-	771	0.04	-	-	-	-	-	-
FDA PMTA (g)	4,816	868	-	-	3,948	0.21	3,592	936	-	-	2,656	0.14
Mark-to-market loss on Canadian inter-company note (h)	(513)	(92)	-	-	(421)	(0.02)	942	246	-	-	696	0.04
Non-cash asset impairment (i)	6,738	1,215	-	-	5,523	0.29	2,722	709	-	-	2,013	0.10
Gain on investment (j)	(1,392)	(251)	-	-	(1,141)	(0.06)	-	-	-	-	-	-
ERC refund (k)	(5,451)	(983)	-	-	(4,468)	(0.24)	-	-	-	-	-	-
Honorarium (l)	318	57	-	-	261	0.01	-	-	-	-	-	-
Manufacturing start-up costs (m)	642	116	-	-	526	0.03	-	-	-	-	-	-
Tariff adjustment (n)	1,991	359	-	-	1,632	0.09	-	-	-	-	-	-
FET refund (o)	-	-	-	-	-	-	(1,674)	(436)	-	-	(1,238)	(0.06)
Tax benefit (p)	-	(123)	-	-	123	0.01	-	(901)	-	-	901	0.05
Loss on discontinued operations (q)	-	-	-	-	-	-	-	-	(9,970)	-	9,970	0.51
Adjusted Net Income and Adjusted Diluted EPS	$102,519	$18,362	$-	$9,987	$74,170	$3.96	$85,515	$21,386	$(2,453)	$701	$65,881	$3.49

Totals may not foot due to rounding

(a)	Represents costs associated with corporate restructuring, including severance and early retirement.
(b)	Represents cost associated with scoping and mobilization of new ERP and CRM systems and cost of duplicative ERP licenses.
(c)	Represents non-cash stock options, restricted stock, PSRUs, etc.
(d)	Represents the fees incurred for transaction expenses.
(e)	Represents elevated non-recurring outbound freight costs due to ERP transition.
(f)	Represents legal expenses incurred in connection with litigation related to an insurance claim.
(g)	Represents costs associated with applications related to FDA premarket tobacco production application ("PMTA").The PMTA regime requires the Company to submit an application to the FDA to receive marketing authorization to continue to sell certain of its product lines with continued sales permitted during the pendency of the applications. The application is a onetime resource-intensive process for each covered product line; however, due to the nature of the implementation process for those product lines already in the market, applications can take multiple years to complete rather than the typical one-time submission. The Company currently has only two product lines currently subject to the PMTA process, having utilized other regulatory pathway options available for our other product lines. The Company does not expect to submit additional PMTA applications for any new product lines after the submission for the pending two are complete.
(h)	Represents a mark-to-market loss attributable to foreign exchange fluctuation.
(i)	Represents impairment of goodwill, intangible and investment assets.
(j)	Represents gain on investments.
(k)	Represents an employee retention credit refund received which is included in other (income) expense, net.
(l)	Represents an honorarium gift included in other (income) expense, net.
(m)	Represents non-recurring expenses incurred during the start-up of manufacturing lines.
(n)	Represents adjustment to costs of goods sold to reflect prevailing tariff rates.
(o)	Represents a federal excise tax refund included in other operating income.
(p)	Represents adjustment from annual tax rate to annual tax rate of 18% in 2025 and 25% in 2024.
(q)	Represents loss on discontinued operations.
(r)	Represents cost associated with scoping and mobilization of new ERP and CRM systems and cost of duplicative ERP licenses.
(e)	Represents non-cash stock options, restricted stock, PSRUs, etc.
(h)	Represents impairment of investment assets.
(r)	Income tax expense calculated using the effective tax rate for the year of 18.0% in 2025 and 26.1% in 2024.
(s)	Ta

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Schedule B

Turning Point Brands
Reconciliation of GAAP Net Income to Adjusted Net Income and Diluted EPS to Adjusted Diluted EPS
(dollars in thousands except share data)
(unaudited)
	Three Months Ended						Three Months Ended
	December 31, 2025						December 31, 2024
	Income from continuing operations before income taxes	Income tax expense (r)	Loss from discontinued operations, net of tax (s)	Net loss attributable to non-controlling interest	Adjusted Net Income	Adjusted Diluted EPS	Income from continuing operations before income taxes	Income tax expense (r)	Loss from discontinued operations, net of tax (s)	Net loss attributable to non-controlling interest	Net Income	Diluted EPS
GAAP Net Income and Diluted EPS	$13,878	$2,235	$-	$3,434	$8,209	$0.42	$14,478	$4,118	$7,309	$635	$2,416	$0.13

Corporate restructuring (a)	1,027	165	-	-	862	0.04	2,904	826	-	-	2,078	0.11
ERP/CRM (b)	-	-	-	-	-	-	212	60	-	-	152	0.01
Stock based compensation (c)	1,798	290	-	-	1,508	0.08	1,523	433	-	-	1,090	0.06
Transactional expenses and strategic initiatives(d)	438	71	-	-	367	0.02	1,107	315	-	-	792	0.04
Non-recurring freight (e)	-	-	-	-	-	-	-	-	-	-	-	-
Non-recurring legal (f)	-	-	-	-	-	-	-	-	-	-	-	-
FDA PMTA (g)	1,092	176	-	-	916	0.05	512	146	-	-	366	0.02
Mark-to-market loss on Canadian inter-company note (h)	(153)	(25)	-	-	(128)	(0.01)	942	268	-	-	674	0.04
Non-cash asset impairment (i)	5,830	939	-	-	4,891	0.25	-	-	-	-	-	-
Gain on investment (j)	-	-	-	-	-	-	-	-	-	-	-	-
ERC refund (k)	-	-	-	-	-	-	-	-	-	-	-	-
Honorarium (l)	63	10	-	-	53	0.00	-	-	-	-	-	-
Manufacturing start-up costs (m)	642	103	-	-	539	0.03	-	-	-	-	-	-
Tariff adjustment (n)	1,991	321	-	-	1,670	0.09	-	-	-	-	-	-
FET refund (o)	-	-	-	-	-	-	-	-	-	-	-	-
Tax benefit (p)	-	420	-	-	(420)	(0.02)	-	(725)	-	-	725	0.04
Loss on discontinued operations (q)	-	-	-	-	-	-	-	-	(9,694)	-	9,694	0.53
Adjusted Net Income and Adjusted Diluted EPS	$26,606	$4,705	$-	$3,434	$18,467	$0.95	$21,678	$5,441	$(2,385)	$635	$17,987	$0.98

Totals may not foot due to rounding

(a)	Represents costs associated with corporate restructuring, including severance and early retirement.
(b)	Represents cost associated with scoping and mobilization of new ERP and CRM systems and cost of duplicative ERP licenses.
(c)	Represents non-cash stock options, restricted stock, PSRUs, etc.
(d)	Represents the fees incurred for transaction expenses.
(e)	Represents elevated non-recurring outbound freight costs due to ERP transition.
(f)	Represents legal expenses incurred in connection with litigation related to an insurance claim.
(g)	Represents costs associated with applications related to FDA premarket tobacco production application ("PMTA").The PMTA regime requires the Company to submit an application to the FDA to receive marketing authorization to continue to sell certain of its product lines with continued sales permitted during the pendency of the applications. The application is a onetime resource-intensive process for each covered product line; however, due to the nature of the implementation process for those product lines already in the market, applications can take multiple years to complete rather than the typical one-time submission. The Company currently has only two product lines currently subject to the PMTA process, having utilized other regulatory pathway options available for our other product lines. The Company does not expect to submit additional PMTA applications for any new product lines after the submission for the pending two are complete.
(h)	Represents a mark-to-market loss attributable to foreign exchange fluctuation.
(i)	Represents impairment of goodwill, intangible and investment assets.
(j)	Represents gain on investments.
(k)	Represents an employee retention credit refund received which is included in other (income) expense, net.
(l)	Represents an honorarium gift included in other (income) expense, net.
(m)	Represents non-recurring expenses incurred during the start-up of manufacturing lines.
(n)	Represents adjustment to costs of goods sold to reflect prevailing tariff rates.
(o)	Represents a federal excise tax refund included in other operating income.
(p)	Represents adjustment from annual tax rate to annual tax rate of 18% in 2025 and 25% in 2024.
(q)	Represents loss on discontinued operations.
(r)	Income tax expense calculated using the effective tax rate for the year of 18.0% in 2025 and 26.1% in 2024.
(s)	Tax allocation for discontinued operations excluded from adjusted net income.

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Schedule C

Turning Point Brands, Inc.
Reconciliation of GAAP Operating Income to Adjusted Operating Income
(dollars in thousands)
(unaudited)

	Consolidated		Zig-Zag		Stoker's
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

Net sales	$463,062	$360,660	$178,478	$192,394	$284,584	$168,266

Gross profit	$264,314	$201,565	$95,901	$106,585	$168,413	$94,980

Operating income (loss)	$95,327	$80,832	$58,941	$66,697	$109,105	$68,272
Adjustments:
Corporate restructuring	1,260	4,634	-	-	-	-
ERP/CRM	211	993	-	-	-	-
Transactional expenses and strategic initiatives	2,004	2,107	-	-	-	-
Non-recurring freight	837	-	-	-	-	-
Non-recurring legal	941	-	-	-	-	-
FDA PMTA	4,816	3,592	-	-	-	-
Mark-to-market loss on Canadian inter-company note	(513)	942	(513)	942	-	-
Gain on investment	(1,392)	-	-	-	-	-
ERC refund	(5,451)	-	-	-	-	-
Honorarium	318	-	-	-	-	-
Manufacturing start-up costs	642	-	-	-	642	-
Tariff adjustment	1,991	-	-	-	-	-
FET refund	-	(1,674)	-	(1,674)	-	-
Adjusted operating income	$100,991	$91,426	$58,428	$65,965	$109,747	$68,272

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

Schedule C

Turning Point Brands, Inc.
Reconciliation of GAAP Operating Income to Adjusted Operating Income
(dollars in thousands)
(unaudited)
	Consolidated		Zig-Zag		Stoker's
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

Net sales	$121,013	$93,667	$40,038	$45,891	$80,975	$47,776

Gross profit	$67,654	$52,418	$21,846	$24,848	$45,808	$27,570

Operating income (loss)	$19,926	$17,885	$12,260	$13,059	$25,851	$17,852
Adjustments:
Corporate restructuring	1,027	2,904	-	-	-	-
ERP/CRM	-	212	-	-	-	-
Transactional expenses and strategic initiatives	438	1,107	-	-	-	-
Non-recurring freight	-	-	-	-	-	-
Non-recurring legal	-	-	-	-	-	-
FDA PMTA	1,092	512	-	-	-	-
Mark-to-market loss on Canadian inter-company note	(153)	942	(153)	942	-	-
Gain on investment	-	-	-	-	-	-
ERC refund	-	-	-	-	-	-
Honorarium	63	-	-	-	-	-
Manufacturing start-up costs	642	-	-	-	642	-
Tariff adjustment	1,991	-	-	-	-	-
FET refund	-	-	-	-	-	-
Adjusted operating income (loss)	$25,026	$23,562	$12,107	$14,001	$26,493	$17,852

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238